EXHIBIT 10.3



11/16/95



                                                   RIGHT TO PURCHASE
                                                   125,000 SHARES

                                WARRANT


             For the Purchase of Shares of Common Stock of
                  AquaPenn Spring Water Company, Inc.

                  Incorporated Under the Laws of the
                     Commonwealth of Pennsylvania


     This Warrant is to certify that, for value received, Edward J. Lauth, III (the "Holder") is entitled, subject to the terms and conditions set forth in this Warrant, to purchase, One Hundred Twenty-five Thousand and NO/100 (125,000) shares of the Common Stock (the "Common Stock") of AquaPenn Spring Water Company, Inc. (the "Corporation") from the Corporation at a purchase price per share equal to $3.00; provided, however, that if the offering price per share of the next completed private placement or public offering of Common Stock by the Company after the date hereof whereby the aggregate price of the Common Stock sold in such private placement or public offering exceeds $2,500,000 (a "Qualifying Issuance") is less than $3.00, then the purchase price per share hereunder shall be such lesser price (such purchase price is hereinafter referred to as the "Exercise Price"). In the event of a Qualifying Issuance, the Exercise Price shall be determined pursuant to the immediately preceding sentence, then adjusted pursuant to the provisions set forth below. Following the exercise of this Warrant, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock purchased, upon presentation and surrender to the Corporation of this Warrant with the exercise form duly completed and executed, and accompanied by payment of the Exercise Price of each share purchased either in cash or immediately collectible funds payable to the order of the Corporation.

     This Warrant may be exercised in full or in part.

     The Corporation covenants and agrees that all shares that may be issued upon exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free of all taxes, liens and charges with respect to the purchase and issuance of the shares.

     The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time. The Corporation shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section at the time of such event. It is the intent of the parties hereto that after giving effect to any exercise of this Warrant, that the Holder, his successors or assigns or any transferee thereof would be the owner of (or have the right to acquire pursuant hereto) a minimum of 2.5% of the Common Stock outstanding on a fully diluted basis.

     The Exercise Price and number of shares of Common Stock for which this Warrant shall be exercisable shall be subject to adjustment from time to time as follows:

         (a) Dividends, Subdivisions, Combinations and Issuances. In the event that the Corporation subsequent to the date of issuance hereof shall:

              (i) declare a dividend upon, or make any distribution in respect of, any of its stock, payable in Common Stock, securities convertible or exchangeable into Common Stock ("Convertible Securities") or rights to purchase Common Stock ("Stock Purchase Rights"), or

              (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

              (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

              (iv) issue or sell any shares of Common Stock, Convertible Securities or Stock Purchase Rights after the date of issuance of this Warrant,

then (i) the number of Shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event (assuming the conversion of all Convertible Securities or exercise in full of Stock Purchase Rights, as the case may be, at the time of issuance of such Convertible Securities or Stock Purchase Rights by the record holder thereof) and (ii) the Exercise Price shall be adjusted to equal the Exercise Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which this Warrant is exercisable immediately after such adjustment.

         (b) Reorganization, Reclassification or Recapitalization of Corporation. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Corporation (other than in the cases referred to in Subsection (a) above, or in case of the consolidation or merger of the Corporation with or into another corporation, or in case of the sale, transfer or other disposition of all or substantially all of the business, assets or property of the Corporation, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price.

              Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Corporation shall make equitable, written adjustments in the application of the provisions herein set forth satisfactory to the holders of this Warrant with respect to the rights and interests of holders of this Warrant so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Corporation and/or the successor entity, as applicable, which agreement shall bind each such entity, shall be accompanied by any Opinion of Counsel as to the enforceability of such agreement satisfactory to the Holder.

         (c) Readjustment of Exercise Price. In the event the rate at which any Convertible Securities issued by the Corporation are convertible into or exchangeable for additional shares of Common Stock shall change, the Exercise Price and the number of shares of Common Stock for which this Warrant may be exercised in effect at the time of such event shall forthwith be readjusted to the Exercise Price and the number of shares of Common Stock which would have been in effect at such time had such Convertible Securities provided for such conversion rate at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such right to convert or exchange under any such Convertible Securities not exercised, (i) the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued, and (ii) the number of shares of Common Stock for which this Warrant may be exercised then in effect hereunder shall forthwith be decreased to the number of shares of Common Stock which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Exercise Price pursuant to this Subsection (c) shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment originally made to the Exercise Price in respect of the issue, sale, or grant of the applicable Stock Purchase Rights or Convertible Securities.

         (d) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Exercise Price in the case of:

              (i) the issuance of shares of Common Stock upon the exercise in whole or part of the Warrant; or

              (ii) the issuance of shares of Common Stock pursuant to a rights offering in which all of the holders of the Warrant are given the right to participate and elect to participate in such offering.

     The Corporation agrees at all times to reserve and hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon exercise of this Warrant.

     This Warrant is exchangeable, upon the surrender hereof by the new registered Holder at the principal office of the Corporation, for new Warrants of like tenor and date representing the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said registered Holder at the time of such surrender.

     Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft or mutilation of this Warrant, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by certified or registered mail first-class postage prepaid, or delivered, to a telegraph office for transmission:

         (a) if to the registered Holder of this Warrant, at 1346
Sandpiper Drive, State College, Pennsylvania or at such other address as may be furnished in writing by the Holder to the Corporation; or

         (b) if to the Corporation, at P. O. Box 938, One AquaPenn Drive, Milesburg, Pennsylvania or at such other address as may have been furnished to the Holder of the Warrants in writing by the Corporation.

     This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns and shall be binding upon any person, firm, corporation or other entity to whom this Warrant and the heirs, executors, personal representatives, successors and assigns or such person, firm, corporation or other entity.

     IN WITNESS WHEREOF, the Corporation has executed this Warrant this 21st day of November 1995.

ATTEST:                         AQUAPENN SPRING WATER
                                  COMPANY, INC.

/s/ C. J. Wagner                By:  /s/ Edward J. Lauth, III
--------------------------           -------------------------------
C. J. Wagner, Secretary              Edward J. Lauth, III, President

                             Exercise Form


     Edward J. Lauth, III hereby: (1) irrevocably subscribes for and
offers to purchase     shares of Common Stock of AquaPenn Spring Water
Company, Inc. pursuant to the Warrant to which this exhibit is
attached; (2) encloses payment of     for these shares of Common Stock at
a price of $    per share; and (3) requests that a certificate for the
shares be issued in the name of Edward J. Lauth, III.




                           _____________________________[SEAL]
                           Edward J. Lauth, III

08/27/96

                                                     RIGHT TO PURCHASE
                                                         35,000 SHARES

                                WARRANT

             For the Purchase of Shares of Common Stock of
                  AquaPenn Spring Water Company, Inc.

                  Incorporated Under the Laws of the
                     Commonwealth of Pennsylvania

     This Warrant is to certify that, for value received, NANCY JEAN DAVIS (the "Holder") is entitled, subject to the terms and conditions set forth in this Warrant, to purchase, Thirty-Five Thousand and 00/100 (35,000) shares of the Common Stock (the "Common Stock") of AquaPenn Spring Water Company, Inc. (the "Corporation") from the Corporation at a purchase price per share equal to $3.00; provided, however, that if the offering price per share of the next completed private placement or public offering of Common Stock by the Company after the date hereof whereby the aggregate price of the Common Stock sold in such private placement or public offering exceeds $2,500,000 (a "Qualifying Issuance") is less than $3.00, then the purchase price per share hereunder shall be such lesser price (such purchase price is hereinafter referred to as the "Exercise Price"). In the event of a Qualifying Issuance, the Exercise Price shall be determined pursuant to the immediately preceding sentence, then adjusted pursuant to the provisions set forth below. Following the exercise of this Warrant, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock purchased, upon presentation and surrender to the Corporation of this Warrant with the exercise form duly completed and executed, and accompanied by payment of the Exercise Price of each share purchased either in cash or immediately collectible funds payable to the order of the Corporation.

     This Warrant may be exercised in full or in part.

     The Corporation covenants and agrees that all shares that may be issued upon exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free of all taxes, liens and charges with respect to the purchase and issuance of the shares.

     The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time. The Corporation shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section at the time of such event. It is the intent of the parties hereto that after giving effect to any exercise of this Warrant, that the Holder, his successors or assigns or any transferee thereof would be the owner of (or have the right to acquire pursuant hereto) a minimum of 2.5% of the Common Stock outstanding on a fully diluted basis.

     The Exercise Price and number of shares of Common Stock for which this Warrant shall be exercisable shall be subject to adjustment from time to time as follows:

     a. Dividends, Subdivisions, Combinations and Issuances. In the event that the Corporation subsequent to the date of issuance hereof shall:

     i. declare a dividend upon, or make any distribution in respect of, any of its stock, payable in Common Stock, securities convertible or exchangeable into Common Stock ("Convertible Securities") or rights to purchase Common Stock ("Stock Purchase Rights"), or

     ii. subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

     iii.combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

     iv. issue or sell any shares of Common Stock, Convertible
         Securities or Stock Purchase Rights after the date of issuance of this Warrant,

then (i) the number of Shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event (assuming the conversion of all Convertible Securities or exercise in full of Stock Purchase Rights, as the case may be, at the time of issuance of such Convertible Securities or Stock Purchase Rights by the record holder thereof) and (ii) the Exercise Price shall be adjusted to equal the Exercise Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which this Warrant is exercisable immediately after such adjustment.

     b. Reorganization, Reclassification or Recapitalization of Corporation. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Corporation (other than in the cases referred to in Subsection (a) above, or in case of the consolidation or merger of the Corporation with or into another corporation, or in case of the sale, transfer or other disposition of all or substantially all of the business, assets or property of the Corporation, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price.

     Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Corporation shall make equitable, written adjustments in the application of the provisions herein set forth satisfactory to the holders of this Warrant with respect to the rights and interests of holders of this Warrant so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Corporation and/or the successor entity, as applicable, which agreement shall bind each such entry, shall be accompanied by any Opinion of Counsel as to the enforceability of such agreement satisfactory to the Holder.

     c. Readjustment of Exercise Price. In the event the rate at which any Convertible Securities issued by the Corporation are convertible into or exchangeable for additional shares of Common Stock shall change, the Exercise Price and the number of shares of Common Stock for which this Warrant may be exercised in effect at the time of such event shall forthwith be readjusted to the Exercise Price and the number of shares of Common Stock which would have been in effect at such item had such Convertible Securities provided for such conversion rate at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such right to convert or exchange under any such Convertible Securities not exercised, (i) the Exercise Price then i effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued, and (ii) the number of shares of Common Stock for which this Warrant may be exercised then in effect hereunder shall forthwith be decreased to the number of shares of Common Stock which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Exercise Price pursuant to this Subsection (c) shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment originally made to the Exercise Price in respect of the issue, sale, or grant of the applicable Stock Purchase Rights or Convertible Securities.

     d. No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Exercise Price in the case of:

     i. the issuance of shares of Common Stock upon the exercise in whole or part of the Warrant; or

     ii. the issuance of shares of Common Stock pursuant to a rights offering in which all of the holders of the Warrant are given the right to participate and elect to participate in such offering.

     The Corporation agrees at all times to reserve and hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon exercise of this Warrant.

     This Warrant is exchangeable, upon the surrender hereof by the new registered Holder at the principal office of the Corporation, for new Warrants of like tenor and date representing the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said registered Holder at the time of such surrender.

     Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft or mutilation of this Warrant, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by certified or registered mail first-class postage prepaid, or delivered, to a telegraph office for transmission:

     a. if to the registered Holder of this Warrant, at 80 Southwest Eighth Street, Suite 2110, Miami, Florida 33130-3047, or at such other address as may be furnished in writing by the Holder to the Corporation; or

     b. if to the Corporation, at P. O. Box 938, One AquaPenn Drive, Milesburg, Pennsylvania 16853 or at such other address as may have been furnished to the Holder of the Warrants in writing by the Corporation.

     This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns and shall be binding upon any person, firm, corporation or other entity to whom this Warrant and the heirs, executors, personal representatives, successors and assigns or such person, firm, corporation or other entity.


     IN WITNESS WHEREOF, the Corporation has executed this Warrant this 28 day of August, 1996.



ATTEST:                                    AQUAPENN SPRING WATER
                                            COMPANY, INC.



 /s/ C.J. Wagner, Jr.                By:  /s/ Edward J. Lauth, III
-------------------------            ---------------------------------
Calvin J. Wagner, Jr., Secretary     Edward J. Lauth, III, President

                             Exercise Form



     NANCY JEAN DAVIS hereby: (1) irrevocably subscribes for and offers to purchase __________ shares of Common Stock of AquaPenn Spring Water Company, Inc. pursuant to the Warrant to which this exhibit is attached; (2) enclosed payment of __________ for these shares of Common Stock at a price of $__________ per share; and (3) requests that a certificate for the shares be issued in the name of NANCY JEAN DAVIS.


                              __________________________[SEAL]
                              NANCY JEAN DAVIS

11/16/95


                                               RIGHT TO PURCHASE
                                               15,000 SHARES

                                WARRANT


             For the Purchase of Shares of Common Stock of
                  AquaPenn Spring Water Company, Inc.

                  Incorporated Under the Laws of the
                     Commonwealth of Pennsylvania


     This Warrant is to certify that, for value received, James D. Hammond and Marian I. Hammond (jointly referred to as the "Holder") is entitled, subject to the terms and conditions set forth in this Warrant, to purchase, Fifteen Thousand and NO/100 (15,000) shares of the Common Stock (the "Common Stock") of AquaPenn Spring Water Company, Inc. (the "Corporation") from the Corporation at a purchase price per share equal to $3.00; provided, however, that if the offering price per share of the next completed private placement or public offering of Common Stock by the Company after the date hereof whereby the aggregate price of the Common Stock sold in such private placement or public offering exceeds $2,500,000 (a "Qualifying Issuance") is less than $3.00, then the purchase price per share hereunder shall be such lesser price (such purchase price is hereinafter referred to as the "Exercise Price"). In the event of a Qualifying Issuance, the Exercise Price shall be determined pursuant to the immediately preceding sentence, then adjusted pursuant to the provisions set forth below. Following the exercise of this Warrant, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock purchased, upon presentation and surrender to the Corporation of this Warrant with the exercise form duly completed and executed, and accompanied by payment of the Exercise Price of each share purchased either in cash or immediately collectible funds payable to the order of the Corporation.

     This Warrant may be exercised in full or in part.

     The Corporation covenants and agrees that all shares that may be issued upon exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free of all taxes, liens and charges with respect to the purchase and issuance of the shares.

     The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time. The Corporation shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section at the time of such event. It is the intent of the parties hereto that after giving effect to any exercise of this Warrant, that the Holder, his successors or assigns or any transferee thereof would be the owner of (or have the right to acquire pursuant hereto) a minimum of 2.5% of the Common Stock outstanding on a fully diluted basis.

     The Exercise Price and number of shares of Common Stock for which this Warrant shall be exercisable shall be subject to adjustment from time to time as follows:

         (a) Dividends, Subdivisions, Combinations and Issuances. In the event that the Corporation subsequent to the date of issuance hereof shall:

              (i) declare a dividend upon, or make any distribution in respect of, any of its stock, payable in Common Stock, securities convertible or exchangeable into Common Stock ("Convertible Securities") or rights to purchase Common Stock ("Stock Purchase Rights"), or

              (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

              (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

              (iv) issue or sell any shares of Common Stock, Convertible Securities or Stock Purchase Rights after the date of issuance of this Warrant,

then (i) the number of Shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event (assuming the conversion of all Convertible Securities or exercise in full of Stock Purchase Rights, as the case may be, at the time of issuance of such Convertible Securities or Stock Purchase Rights by the record holder thereof) and (ii) the Exercise Price shall be adjusted to equal the Exercise Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which this Warrant is exercisable immediately after such adjustment.

         (b) Reorganization, Reclassification or Recapitalization of Corporation. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the

Corporation (other than in the cases referred to in Subsection (a) above, or in case of the consolidation or merger of the Corporation with or into another corporation, or in case of the sale, transfer or other disposition of all or substantially all of the business, assets or property of the Corporation, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price.

              Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Corporation shall make equitable, written adjustments in the application of the provisions herein set forth satisfactory to the holders of this Warrant with respect to the rights and interests of holders of this Warrant so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Corporation and/or the successor entity, as applicable, which agreement shall bind each such entity, shall be accompanied by any Opinion of Counsel as to the enforceability of such agreement satisfactory to the Holder.

         (c) Readjustment of Exercise Price. In the event the rate at which any Convertible Securities issued by the Corporation are convertible into or exchangeable for additional shares of Common Stock shall change, the Exercise Price and the number of shares of Common Stock for which this Warrant may be exercised in effect at the time of such event shall forthwith be readjusted to the Exercise Price and the number of shares of Common Stock which would have been in effect at such time had such Convertible Securities provided for such conversion rate at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such right to convert or exchange under any such Convertible Securities not exercised, (i) the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued, and (ii) the number of shares of Common Stock for which this Warrant may be exercised then in effect hereunder shall forthwith be decreased to the number of shares of Common Stock which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Exercise Price pursuant to this Subsection (c) shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment originally made to the Exercise Price in respect of the issue, sale, or grant of the applicable Stock Purchase Rights or Convertible Securities.

         (d) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Exercise Price in the case of:

               (i) the issuance of shares of Common Stock upon the exercise in whole or part of the Warrant; or

              (ii) the issuance of shares of Common Stock pursuant to a rights offering in which all of the holders of the Warrant are given the right to participate and elect to participate in such offering.

     The Corporation agrees at all times to reserve and hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon exercise of this Warrant.

     This Warrant is exchangeable, upon the surrender hereof by the new registered Holder at the principal office of the Corporation, for new Warrants of like tenor and date representing the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said registered Holder at the time of such surrender.

     Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft or mutilation of this Warrant, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by certified or registered mail first-class postage prepaid, or delivered, to a telegraph office for transmission:

         (a) if to the registered Holder of this Warrant, at 1009
Greenbriar Drive, State College, Pennsylvania or at such other address as may be furnished in writing by the Holder to the Corporation; or

         (b) if to the Corporation, at P. O. Box 938, One AquaPenn Drive, Milesburg, Pennsylvania or at such other address as may have been furnished to the Holder of the Warrants in writing by the Corporation.

     This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns and shall be binding upon any person, firm, corporation or other entity to whom this Warrant and the heirs, executors, personal representatives, successors and assigns or such person, firm, corporation or other entity.

     IN WITNESS WHEREOF, the Corporation has executed this Warrant this 21st day of November 1995.

ATTEST:                         AQUAPENN SPRING WATER COMPANY, INC.


/s/ C. J. Wagner                By: /s/ Edward J. Lauth, III
-------------------------           ---------------------------------
C. J. Wagner, Secretary             Edward J. Lauth, III, President

                             Exercise Form

     James D. Hammond and Marian I. Hammond hereby: (1) irrevocably
subscribes for and offers to purchase     shares of Common Stock of
AquaPenn Spring Water Company, Inc. pursuant to the Warrant to which
this exhibit is attached; (2) encloses payment of    for these shares of
Common Stock at a price of $     per share; and (3) requests that a
certificate for the shares be issued in the name of James D. Hammond and Marian I. Hammond, joint owners




                           _____________________________[SEAL]
                           James D. Hammond



                           _____________________________[SEAL]
                           Marian I. Hammond